SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                                       [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material pursuant toss.240.14a-12

                         Carnegie Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):

[X]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

          (5)  Total fee paid:
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:
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          (2)  Form, Schedule or Registration Statement No.:
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          (3)  Filing Party:
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          (4)  Date Filed:
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

                         CARNEGIE FINANCIAL CORPORATION

                                Parent Company Of

                              CARNEGIE SAVINGS BANK

 17 West Mall Plaza * P.O. Box 143 * Carnegie, Pennsylvania 15106 * Phone (412) 276-1266


April 2, 2001

Dear Stockholder:

         On behalf of the Board of Directors and management of Carnegie Financial Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania, on Monday, April 30, 2001, at 5:00 p.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., Certified Public Accountants, will be present to respond to questions that stockholders may have.

         You will be asked to elect one director and to ratify the appointment of S. R. Snodgrass, A.C., as the Company's independent accountants for the fiscal year ended 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                Sincerely,


                                                /s/Shirley C. Chiesa
                                                --------------------------------
                                                Shirley C. Chiesa
                                                President

--------------------------------------------------------------------------------
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2001
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Carnegie Financial Corporation (the "Company"), will be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania on Monday, April 30, 2001 at 5:00 p.m., eastern time, for the following purposes:

1.   To elect one director of the Company;

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Lois Wholey
                                              ----------------------------------
                                              Lois A. Wholey
                                              Secretary
Carnegie, Pennsylvania
April 2, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Carnegie Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania, on Monday, April 30, 2001, at 5:00 p.m., eastern time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 2, 2001.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of the director named in Proposal 1, (b) FOR Proposal 2
(ratification of independent accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (Lois A. Wholey, at 17 West Mall Plaza, Carnegie, Pennsylvania 15106) written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or
(iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 1, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 224,776 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of a director, the proxy being provided by the Board enables a stockholder to vote for the election of the nominee as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Such director shall be elected by a majority of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent auditors, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date. The ownership of all executive officers and directors of the Company as a group is presented under "Proposal I - Election of Directors."

                                                                         Percent of Shares
                                           Amount and Nature of            of Common Stock
Name and Address of Beneficial Owner       Beneficial Ownership            Outstanding %
------------------------------------       --------------------          ------------------

Carnegie Savings Bank                             19,044                        8.5
Employee Stock Ownership Plan ("ESOP")
17 West Mall Plaza
Carnegie, Pennsylvania  15106 (1)

Shirley C. Chiesa                                 14,304                        6.3
17 West Mall Plaza
Carnegie, Pennsylvania  15106 (2)

--------------
(footnotes on next page)

----------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of directors Miller, Narduzzi, Rupprecht, and Wholey to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the record date, 4,952 shares have been allocated under the ESOP to participant accounts.
(2)      See "Proposal 1 -- Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of five members, each of whom also serves as a director of Carnegie Savings Bank (the "Bank"). One director will be elected at the Meeting, to serve for a four-year term or until his successor has been elected and qualified.

         Morry J. Miller has been nominated by the Board of Directors to serve as a director. Mr. Miller is currently a member of the Board and has been nominated for a four-year term to expire in 2004.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of Mr. Miller, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Mr. Miller withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominee and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of the executive officer and directors of the Company, as a group, is also set forth under this caption.

                                                                                        Shares of
                                                                                      Common Stock
                                  Age at           Year First        Current          Beneficially          Percent
                               December 31,        Elected or        Term to           Owned as of             of
Name and Title                     2000           Appointed(1)       Expire         March 1, 2001(2)        Class(%)
--------------                    ------          ------------       ------         ----------------        --------
BOARD NOMINEE FOR TERM TO EXPIRE IN 2004

Morry J. Miller                     64                1985              2000                  5,666(3)            2.5
Director

DIRECTORS CONTINUING IN OFFICE

JoAnn V. Narduzzi                   63                1988              2001                  4,666(3)(4)         2.1
Director
Lois A. Wholey                      45                1986              2002                  4,566(3)            2.0
Director
Charles L. Rupprecht                64                1979              2002                  2,666(3)            1.2
Director
Shirley C. Chiesa                   63                1972              2003                 14,304(5)            6.3
Chairman of the Board,
President and
Chief Executive Officer
All directors and                                                                            31,868              13.9
executive officers as a
group (5 individuals)

----------------
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank became directors of the Company when it was incorporated in February 1998.
(2) The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options under the Option Plan within 60 days of the record date: Morry J. Miller - 476 shares, JoAnn V. Narduzzi - 476 shares, Lois A. Wholey - 476 shares, Charles L. Rupprecht - 476 shares, and Shirley C. Chiesa - 2,380 shares.
(3) Excludes 19,044 shares of common stock held under the ESOP and 2,974 unallocated shares held under the RSP, for which such individual serves as a member of the ESOP Committee, ESOP Trust and the RSP trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.
(4)      Includes 4,000 shares which are owned by Dr. Narduzzi's husband.
(5) Includes 1,803 shares which are owned by Ms. Chiesa's son. Ms. Chiesa disclaims beneficial ownership with respect to such shares.

Biographical Information

         Set forth below is certain information with respect to the directors, including the director nominee and executive officers of the Company. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

NOMINEE FOR DIRECTOR:

         Morry J. Miller is the President of Izzy Miller Furniture Company. He is a past board member of the Salvation Army and the Greater Pittsburgh Guild for the Blind.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MR. MILLER FOR DIRECTOR.

CONTINUING DIRECTORS:

         JoAnn V. Narduzzi is a doctor and is the Hospital Physician Administrator with the Pittsburgh Mercy Health System. Dr. Narduzzi is on the board of the Pittsburgh Care Partnership and is the Proclaimer of Word at the St. Thomas More Church.

         Lois A. Wholey is an attorney and the owner of Lois Wholey and Associates. She is a member of the board of the Children's Festival Chorus and the Society for Contemporary Crafts.

         Charles L. Rupprecht is a retired transportation supervisor at the Calgon Carbon Corp.

         Shirley C. Chiesa is the President and Chief Executive Officer of the Company and Bank. Ms. Chiesa has been employed by the Bank since 1955. Ms. Chiesa is Vice-Chairman of the Chartiers Boys and Girls Club and is the past president of the Carnegie Lions Club.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR:

         Joseph R. Pigoni, 38, has been Executive Vice President since December 1997 and Chief Financial Officer since May 1997. Prior to that time, he was Assistant Vice President and Controller of ESB Bank and PennFirst Bancorp, Inc. from August 1995 to March 1997 and Controller of Mt. Troy Savings Bank from June 1990 to July 1995. Mr. Pigoni is Vice President of the Pittsburgh chapter of the Financial Managers Society.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the year ended December 31, 2000, the Board of Directors held a total of 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of December 31, 2000, the Company had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation. The Nominating Committee, which is not a standing committee, met once during the year ended December 31, 2000.

         The Compensation and Benefits Committee is comprised of directors Rupprecht, Wholey, Miller and Narduzzi. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the year ended December 31, 2000.

         The Audit Committee is comprised of directors Rupprecht, Wholey, Miller and Narduzzi. The Audit Committee meets with the independent accountants, S.R. Snodgrass, A.C., to discuss the results of the annual audit and any related matters. At December 31, 2000, total audit fees (which includes fees for quarterly review services) were approximately $29,000. Additionally, fees for tax return preparation and other services totalled $7,000. All such services were performed by S.R. Snodgrass, A.C.

         The Company's Common Stock is not traded on an exchange or on Nasdaq and accordingly, this committee is not required to have a written audit charter. The committee met once during the fiscal year ended December 31, 2000.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Joann V. Narduzzi - Chairman
                  Morry J. Miller
                  Charles L. Rupprecht
                  Lois A. Wholey

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors. Directors of the Company are also directors of the Bank. During 2000, each director of the Bank was paid a fee of $400 for each Board meeting attended. The total fees paid to the directors for the year ended December 31, 2000 were $22,800. Directors are not paid a fee for attending committee meetings.

         The Bank maintains a Directors Consultant and Retirement Plan ("DRP"). The DRP provides retirement benefits to directors following retirement after age 60 and completion of at least 10 years of service. If a director agrees to become a consulting director to the board upon retirement, he or she will receive a monthly payment equal to 80% of the Board fee in effect at the date of retirement for a period of 120 months. Benefits under the DRP will begin upon a director's retirement. In the event there is a change in control, all directors will be presumed to have not less than 10 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. During 2000, there were no payments made by the Bank under the DRP.

         In January 1999, each non-employee director was awarded options to purchase 1,190 shares of Common Stock under the Option Plan. Ms. Chiesa was awarded options to purchase 5,951 shares of Common Stock. Additionally, each non-employee director was awarded 476 shares of Common Stock under the Restricted Stock Plan ("RSP"). Ms. Chiesa was awarded 2,380 shares of Common Stock under the RSP.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No executive officer had a salary and bonus that exceeded $100,000 for services rendered for the years presented.

                                                                          Long-Term Compensation
                                         Annual Compensation                     Awards
                                     ----------------------------    --------------------------------
                                                                                         #Securities
                                                                                         Underlying
Name and                 Fiscal                                      Restricted Stock      Options/          All Other
Principal Position        Year        Salary ($)       Bonus($)        Award(s)($)(1)      SARs(2)      Compensation($)
-------------------       ----        ----------       --------       ----------------   ----------     ---------------
Shirley C. Chiesa         2000           75,000           --                 --               --             49,460(3)
President                 1999           75,000           --               20,230            5,951           52,230
                          1998           75,000           --                 --               --             48,220

-----------------
(1) Represents the award of 2,380 shares of Common Stock under the RSP as of January 11, 1999 on which date the market price of such stock was $8.50 per share. Such stock awards became non-forfeitable at the rate of 20% shares per year commencing on January 11, 2000. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of December 31, 2000, 1,904 shares remain unvested with a market value of $10,948 at such date, based upon the closing price of $5.75 per share at such date.
(2) Represents award of 5,951 options as of January 11, 1999, at $8.50 per share. See " -- Stock Awards."
(3) Includes the value of 646 shares (valued at $10.00 per share) allocated under the ESOP. At December 31, 2000, such shares had a market value of $3,715. Also, includes an accrual for the fiscal year ended under the supplemental executive retirement plan of approximately $43,000.

Other Benefits

         Employment Agreement. The Bank has an employment agreement (the"Agreement") with Shirley Chiesa for a three year term. Under the Agreement, Ms. Chiesa's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Chiesa without just cause, she will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Chiesa will be paid in a lump sum an amount equal to 2.99 times her prior five years' average taxable compensation. In the event of a change in control at December 31, 2000, Ms. Chiesa would have been entitled to a lump sum payment of approximately $236,000.

         Supplemental Executive Retirement Plan ("SERP"). The Bank maintains a SERP for Ms. Chiesa. The SERP provides that Ms. Chiesa may receive additional retirement income in addition to the value of her SERP account, provided she remains employed until not less than age 65 and has completed not less than 25 years of service. Benefits payable under the SERP will equal approximately $3,300 a month for a period of 120 months. Upon termination of employment following a change of control, Ms. Chiesa will be presumed to have attained not less than the minimum retirement age and years of service under the SERP. For the year December 31, 2000, Ms. Chiesa had an accrued SERP benefit of approximately $150,000, and such benefit was not vested under the SERP.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase Common Stock granted in 1999 to Ms. Chiesa pursuant to the Option Plan and held by her as of December 31, 2000. No Stock Appreciation Rights are authorized under the Option Plan.

                 Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
                 -------------------------------------------------------------------------
                                                                  Number of Securities
                                                                 Underlying Unexercised         Value of Unexercised
                                                                       Options at               In-The-Money Options
                     Shares Acquired                                   FY-End (#)                   at FY-End ($)
Name                 on Exercise (#)  Value Realized($)(1)    Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----                 ---------------  --------------------    -------------------------     ----------------------------
Shirley C. Chiesa                0                  0                 1,190/4,761                       $0/$0

--------------------
(1) Based upon an exercise price of $8.50 per share and estimated price of $5.75 at December 31, 2000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's independent public accountants for the 2000 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with S.R. Snodgrass, A.C. to be its accountants for the fiscal year ending December 31, 2001, subject to the ratification by the Company stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's accountants for the fiscal year ending December 31, 2001.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In  order  to be  considered  for  inclusion  in  the  Company's  proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, 17 West Mall Plaza, Carnegie, Pennsylvania 15106, on or before December 1, 2001. Under the Articles of Incorporation, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above, no later than February 28, 2002.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CARNEGIE FINANCIAL CORPORATION, 17 WEST MALL PLAZA, CARNEGIE, PENNSYLVANIA 15106.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Lois Wholey
                                              ----------------------------------
                                              Lois A. Wholey
                                              Secretary

Carnegie, Pennsylvania
April 2, 2001

--------------------------------------------------------------------------------
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Carnegie Financial Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders (the "Meeting"), to be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania, on Monday, April 30, 2001 at 5:00 p.m., eastern time and at any and all adjournments thereof, in the following manner:

                                                                       VOTE
                                                      VOTE           WITHHELD
                                                    FOR NOMINEE    FROM NOMINEE
                                                    -----------    ------------

1.  To elect Morry J. Miller as a director:             |_|             |_|



                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

2.  To ratify the appointment of S.R.
    Snodgrass, A.C. as independent accountants for
    the Company for the fiscal year ending
    December 31, 2001.                                   |_|     |_|       |_|

          The Board of  Directors  recommends  a vote  "FOR"  the  above  listed
propositions.                                           ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 2, 2001 and the 2000 Annual Report.

Please check the box if you are planning to attend the Meeting. |_|


Dated:                   , 2001
       ------------------



--------------------------------              ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


--------------------------------              ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------